UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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IHEARTMEDIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 1, 2025, iHeartMedia, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission its definitive proxy statement for the 2025 Annual Meeting of Stockholders to be held on May 13, 2025 (the “Proxy Statement”). The Company is filing this supplement to the Proxy Statement to provide additional information to its stockholders commencing on or about April 28, 2025.

Stockholder Outreach Spring 2025 AMERICA’S #1 AUDIO COMPANY | REACHING 9 OUT OF 10 AMERICANS EVERY MONTH | RADIO • PODCASTS • DIGITAL • SOCIAL • INFLUENCERS • DATA • EVENTS

Forward-Looking Statements Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s future operations and financial results, industry-leading status and strengthening of its executive compensation program. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks related to global economic or political uncertainty and our dependence on advertising revenues; competition, including increased competition from alternative media platforms and technologies; dependence upon our brand and the performance of on-air talent, program hosts and management; fluctuations in operating costs; technological and industry changes and innovations; shifts in population and other demographics; risks related to our use of artificial intelligence, impact of acquisitions, dispositions and other strategic transactions; risks related to our indebtedness; legislative or regulatory requirements; impact of legislation, ongoing litigation or royalty audits on music licensing and royalties; regulations and concerns regarding privacy and data protection and breaches of information security measures; risks related to scrutiny and regulation of environmental, social and governance matters, risks related to our Class A common stock; and regulations impacting our business and the ownership of our securities. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Additional risks that could cause future results to differ from those expressed by any forward- looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission (SEC), including in the section entitled “Part I, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Annual Reports on Form 10-K and “Part II, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise. 2

Executive Summary We are continuing to build the foundation today for strong achievement in the future based on our strategy, relentless focus on execution and continued partnership with our stakeholders Ø The Company continues to operate in a rapidly changing broadcasting landscape, where challenging market conditions have put pressure on business performance Strong Pay-for-Performance Alignment Reflecting Ø 2024 compensation outcomes demonstrate accountability and alignment with performance: over the Stockholder Experience last three years, CEO’s bonus payout has averaged 55% of target and the most recently completed three-year cycle (2022-2024) of performance share units (PSUs) paid out at 15% of target Ø Continuing to strengthen our executive compensation program through structural changes: • Increased performance-based weighting of the CEO & President’s LTI awards from 50% to 65% Enhancements to Executive • Introduced a cost-savings metric in our PSU program to help drive financial efficiency, operational Compensation Informed by improvements, and long-term value creation Stockholder Feedback • Added a PSU metric directly linked to the debt refinancing for our CEO & President, reinforcing our primary strategic priority for 2024 and supporting long-term financial stability and capital efficiency Ø Our Board brings a range of skills and experiences to ensure effective oversight of Company strategy Ø At our Annual Meeting, we are nominating a new independent director, Robert Millard, who brings Robust Board Refreshment deep experience with corporate finance, strategic planning and public company board experience and Stockholder EngagementØ During 2024, our Board continued its proactive stockholder engagement program, meeting with nearly 75% of our outstanding shares, reinforcing our commitment to transparency and active dialogue around executive pay, corporate governance, and business strategy matters 3

Transforming an Industry-Leading Business iHeartMedia at a Glance #1 2x 5x Audio media company in the the reach of the largest TV the digital listening hours of the United States based on network and 4x reach of the next largest commercial consumer reach largest ad-enabled broadcast radio company, as streaming audio player measured by Triton Only Company with a total Strategically #1 audio advertising technology Positioned Podcast publisher in the and data solution, providing both in the Podcast Value Chain United States as supply-side and demand-side as a Podcast Publisher measured by Podtrac services for all forms of audio 2024 Business and Strategic Highlights Ø Transformed our capital structure through the exchange of approximately $4.8 billion (or 92%) of the Company’s aggregate principal amount of outstanding debt, and, as a result: Ø Extended the vast majority of debt maturities by three years Ø Reduced the Company’s total debt balance Ø Generated an expected $150 million of net annual cost savings in 2025 by effective capital management and cost efficiencies through modernization Ø Generated year-over-year increases for both consolidated revenue and Adjusted EBITDA, as well as continued growth in digital, including podcasting, and expanded our industry leading position in content and distribution across broadcast radio, streaming digital radio, podcasts and live events 4

Compensation Program Built for Performance & Accountability 2024 CEO & President Pay Mix Element Vehicle Key Features 2024 Actions Taken • Attracts and retains Cash Base Salary executives • Added new metric measuring • Performance-based reward progress against specific tied to adjusted EBITDA Base Salary, Corporate Responsibility and (30%), adjusted free cash 13% Human Capital Investment Short-Term RSUs, Cash flow (20%) and corporate goals 20% Incentive responsibility, human capital • All NEOs were measured and strategic objectives against the same performance (50%) metrics CEO & President: 2024 Target • Based on equally weighted • Increased weighting of CEO & Total Direct adjusted EBITDA and cost President’s PSUs from 50% of Compensation savings metrics, modified +/- total LTI to 65% Annual 25% by relative TSR measured Bonus, • Introduced a cost savings over a three-year 87% At-Risk 29% Performance metric performance period Stock Units 1 • Added debt performance (PSUs) (65%) • Links pay delivery to stock PSUs, 38% goal for CEO & President (15% price performance Long-Term of PSUs) Incentives • Rewards achievement of pre- • Continued practice of issuing a specified performance portion as cash-settled awards objectives • Promotes retention and Restricted enhances executive stock • Continued practice of issuing a Stock Units ownership portion as cash-settled awards 1 (RSUs) (35%) • Three-year ratable vesting 1 5 Reflects PSU and RSU weightings for CEO & President only. The other NEO remained at mix of 50% PSUs and 50% RSUs

Executive Pay Outcomes Aligned with Stockholder Experience

Despite challenging market conditions adversely impacting our performance over the last three years, we have continued to set rigorous goals reflected by our executive compensation outcomes

CEO Three-Year Performance Results & Payouts

2022-2024 AIP Avg Payout: 55% of Target

2024: 71% of target • 2023: 94% of target • 2022: 0% of target

2024 AIP Performance Result:

- 2024 Adjusted EBITDA: Full-year performance of $756.8M came in below our rigorous target of $873.6M
- 2024 Adjusted FCF: Full-year performance of $97.4M came in below our rigorous target of $187.0M

2022-2024 LTIP Cycle Payout: 15% of Target

2022-2024 LTIP Performance Result:

- 2022-2024 Relative TSR (50%): Performance at the 7th percentile was below the threshold of the 25th percentile
- 2022-2024 Adjusted EBITDA (25%): Performance of $2.35B was below the rigorous threshold of $2.54B
- 2022-2024 Human Capital Goals (25%): Performance of a 6.1-point improvement came in below our rigorous target of a 10-point improvement

CEO Three-Year Target vs. Realizable Compensation ($000)

(2022-2024 | Reflects Starting Point of New Contract)



Salary
AIP Cash Bonus
Long-Term Incentives
$47,036
$23,618
Projected Three-Year Realizable Pay of
50% of Target
Total Proxy-Reported Target Pay (2022-2024)
Total Realizable Pay[1] (2022-2024)

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[1] Realizable value of RSUs and performance awards based on $1.98 stock price, the closing price on December 31, 2024, the fiscal year end date. For the realizable pay calculation, completed 2022 PSUs reflect the achieved payout of 15.3%, completed 2024 debt PSUs reflect the achieved payout of 100% of target, unvested market-based performance awards are valued using their respective projected payouts as of December 31, 2024, and non-market-based performance awards are valued assuming a target payout

iHeart MEDIA

Executive Compensation Program Aligned with Best Practices iHeart reviews its compensation policies regularly to ensure we maintain a program that best aligns our leadership with the interests of stockholders Executive Compensation Enhancements Informed by Stockholder Engagement 1 ü Robust stockholder engagement program Ø Increased the CEO & President’s long-term incentive awards from 50% to 65% performance based-equity to ensure further alignment of top executive and stockholder outcomes Ø Added a Compensation Committee letter to the proxy statement describing the inputs and process that went into our executive compensation decisions and enhanced readability and graphics in our CD&A Key Executive Compensation Highlights ü Require stock ownership by executives and directors, with minimum ownership levels defined by role ü Maintain a compensation clawback policy, which was updated in 2023 to comply with the new listing standards and covers cash and equity incentive-based compensation ü Have double-trigger change-in-control cash severance protection ü Conduct an annual risk assessment to mitigate any compensation program-related risk reasonably likely to have a material adverse effect on the Company ü Consult with an independent consultant and counsel on compensation levels and practices 1 7 Reflects outreach and engagement statistics for 2024

Qualified and Engaged Director Nominees

With the addition of Mr. Millard, we will have added four new directors to the Board over the past five years, underscoring our commitment to ongoing refreshment

Bob Pittman
Director since 2011



- **Chairman & CEO, iHeartMedia**

Rich Bressler
Director since 2008



- **President, COO and CFO, iHeartMedia; CEO of the Multiplatform Group**

Jay Rasulo
Director since 2019



- Former SVP and CFO, Disney

Lead Independent Director, Audit, Comp. (C), & N&CG

Sam Englebardt
Director since 2022



- Co-Founder and Partner, Galaxy Digital

Audit & Compensation

Robert Millard
New director nominee



- Co-founder & Former Chairman, L3 Technologies

Audit (C) & Compensation[1]

Cheryl Mills
Director since 2020



- Founder & CEO, BlackIvy Group

Compensation & N&CG (C)

Graciela Monteagudo
Director since 2021



- Former CEO & President, LALA U.S.

Audit

Kamakshi Sivaramakrishnan
Director since 2019



- Founder & Former CEO, Samooha (acquired by Snowflake)

Compensation[1] & N&CG

Tenure*



2
6
Average Tenure:
7.7 years
3-8 years
8+ years

Age*



3
3
2
Average Age:
59
< 55 years old
55-65 years old
>65 years old

Diversity*



3
5
38%
Women
Women
Men



3
5
38%
Members of Traditionally Underrepresented Racial/Ethnic Communities
Underrepresented Racial/Ethnic Communities
White

(C) = Chair of Committee | N&CG = Nominating & Corporate Governance

** Statistics do not reflect director nominee Mr. Millard, if elected*

[1] If elected, Mr. Millard will serve as the Chair of the Audit Committee and as a member of the Compensation Committee. Ms. Sivaramakrishnan would cease to serve as a member of the Compensation Committee

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iHeart MEDIA

We Request Your Support at the 2025 Annual Meeting The Board recommends that you vote FOR all three management proposals Our Board recommends: A vote FOR the Election of the Eight Director Nominees Named in the Proxy Statement A vote FOR the Ratification of the Appointment of EY as our Independent Registered Public Accounting Firm for 2025 A vote FOR the Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers 9

Appendix 10

Non-GAAP Financial Measures Ø This presentation includes financial metrics classified as “non-GAAP financial measures” by the Securities and Exchange Commission (SEC), such as adjusted EBITDA and adjusted free cash flow. These measures may differ from those used by other companies. The inclusion of this financial information, which is not prepared in accordance with a comprehensive set of accounting standards, is not intended to be viewed in isolation or as a replacement for financial data prepared in accordance with generally accepted accounting principles (GAAP). Ø Adjusted EBITDA is defined as consolidated Operating income (loss) adjusted to exclude restructuring expenses included within Direct operating expenses and SG&A expenses, and share-based compensation expenses included within SG&A expenses, as well as the following line items presented in our Statements of Operations: Depreciation and amortization, Impairment charges, and Other operating expense. Alternatively, Adjusted EBITDA is calculated as Net income (loss), adjusted to exclude Income tax benefit, Interest expense, net, Depreciation and amortization, (Gain) loss on investments, net, (Gain) loss on extinguishment of debt, Other (income) expense, net, Equity in (earnings) loss of nonconsolidated affiliates, Impairment charges, Other operating expense, Share-based compensation expense, and Restructuring expenses. Restructuring expenses primarily include expenses incurred in connection with cost-saving initiatives, as well as certain expenses, which, in the view of management, are outside the ordinary course of business or otherwise not representative of the Company's operations during a normal business cycle. Ø We define Free Cash Flow as Cash provided by operating activities less capital expenditures, which is disclosed as Purchases of property, plant and equipment in the Company’s Consolidated Statements of Cash Flows. We define Free Cash Flow excluding the impacts of the Debt Exchange Transaction (or Adjusted Free Cash Flow) as Free Cash Flow excluding the Debt Exchange Transaction fees and the cash paid for accrued interest that would have been paid in 2025 under the old debt terms. Ø Details on the calculation of these non-GAAP financial measures, along with a reconciliation to the most directly th comparable GAAP measures, can be found in our Q4 2024 Investor Presentation, released on February 27 , 2025. 11